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                                                                 EXHIBIT 10.37

                      SECOND AMENDMENT TO CREDIT AGREEMENT
                      ------------------------------------


     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of
                                                      ---------
March 30, 1997, is entered into by and among:

          (1) LAM RESEARCH CORPORATION, a Delaware corporation ("Borrower");
                                                                 --------

          (2) Each of the financial institutions currently listed in Schedule I
                                                                     ----------
     to the Credit Agreement referred to in Recital A below (collectively, the
     -----------------------                ---------
     "Lenders"); and
     --------

          (3) ABN AMRO BANK N.V., San Francisco International Branch, as agent for the Lenders (in such capacity, "Agent").
                                         -----


                                 RECITALS
                                 --------

     A. Borrower, the Lenders and Agent are parties to a Credit Agreement dated as of December 20, 1995, as amended by a First Amendment to Credit Agreement dated as of January 22, 1997 (as so amended, the "Credit Agreement").
                                                            ----------------

     B. Borrower has requested the Lenders and Agent to (1) amend the Credit Agreement in certain respects and (2) consent to (a) Borrower's acquisition of and merger with OnTrak Systems, Inc. (the "OnTrak Acquisition") and (b)
                                           ------------------
Borrower's distribution of Equity Securities to OnTrak Systems, Inc. in connection with the OnTrak Acquisition (the "OnTrak Distribution").
                                             -------------------

     C. The Lenders and Agent are willing so to amend the Credit Agreement and to provide such consent upon the terms and subject to the conditions set forth below.

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                                 AGREEMENT
                                 ---------

     NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Lenders and Agent hereby agree as follows:

     1.   DEFINITIONS, INTERPRETATION.  All capitalized terms defined above and
          ---------------------------
elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement, as amended by this Amendment. The rules of construction set forth in Section I of the Credit
                                                        -----------------------
Agreement shall, to the extent not inconsistent with the terms of this
---------
Amendment, apply to this Amendment and are hereby incorporated by reference.

     2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in paragraph 5 below, the Credit Agreement is hereby amended as follows:

          (a) Paragraph 1.01 is amended by adding thereto, in the appropriate alphabetical order, a definition of the term "1997 Inventory Charge" to read in its entirety as follows:

          "1997 Inventory Charge" shall mean a non-recurring charge, not
           ---------------------
    exceeding $74,000,000 (pre-tax), taken by Borrower in the quarter ending March 30, 1997 as a result of write-offs of excess and obsolete inventory, additional warranty expenses and other miscellaneous charges.

          (b)  Paragraph 1.01 is further amended by changing the definition of
               --------------
    "EBIT" set forth therein by adding at the end thereof a new sentence to read in its entirety as follows:

          In determining EBIT of Borrower for any period which includes the quarter ending March 30, 1997, the net income of Borrower and its subsidiaries before provision for income taxes for such period (clause (a)) shall be calculated without deduction of the 1997 Inventory Charge.

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          (c)  Paragraph 1.01 is further amended by changing the definition of
               --------------
    "Interest Coverage Ratio" set forth therein to read in its entirety as follows:

               "Interest Coverage Ratio" shall mean, with respect to any
                -----------------------
          Person for any period, the ratio, determined on a consolidated basis in accordance with GAAP where applicable, of:

                  (a)  EBIT of such Person and its Subsidiaries for such period;

                                     to
                                     --
                  (b) All Interest Expenses of such Person and its Subsidiaries for such period.

          (d) Subparagraph 4.01(j) is amended to read in its entirety as
              --------------------
    follows:

              (j)  Equity Securities.  As of the Closing Date, the authorized
                   -----------------
     Equity Securities of Borrower consist of ninety million (90,000,000) shares of common stock. All outstanding Equity Securities of Borrower are duly authorized, validly issued, fully paid and non-assessable. All Equity Securities of Borrower have been offered and sold in compliance with all federal and state securities laws and all other Requirements of Law.

          (e) Subparagraph 5.02(l) is amended by changing clause (ii) thereof to read in its entirety as follows:

               (ii) Borrower shall not permit its Interest Coverage Ratio for each period set forth below to be less than the ratio set forth opposite such period below:

                     Each consecutive four quarter
                       period ending December 31, 1995,
                       March 31, 1996, June 30, 1996,
                       September 30, 1996, and December
                       31, 1996........................... 5.00;

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                     The consecutive four quarter
                       period ending March 30, 1997....... 6.00;

                     Each consecutive four quarter
                       period ending June 30, 1997
                       and September 30, 1997............. 2.00;

                     The consecutive four quarter
                       period ending December 31, 1997.... 4.00;

                     Each consecutive four quarter
                       period ending on the last day
                       of each quarter thereafter......... 6.00.

          (f) Subparagraph 5.02(l) is further amended by (i) changing the date "June 30, 1995" appearing in clause (v) thereof to "March 30, 1997" and
     (ii) changing the amount "$375,000,000" appearing in subclause (A) of clause (v) thereof to "$538,000,000".

          (g) Subparagraph 5.02(l) is further amended by adding at the end thereof a new sentence to read in its entirety as follows:

          In determining the net income of Borrower for purposes of clauses (v) and (vi) of this Subparagraph 5.02(l) for any period which includes the quarter ending March 30, 1997, the net income of Borrower before provision for income taxes for such period shall be calculated without deduction of the 1997 Inventory Charge (and the provision for income taxes for such period shall be increased as appropriate in light of such expense reduction).

     3.   Consent.  The Lenders hereby consent to the OnTrak Acquisition and the
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OnTrak Distribution, provided that (a) Borrower will be the surviving entity in any merger between Borrower and OnTrak Systems, Inc., (b) such acquisition occurs on or prior to September 30, 1997, (c) the purchase price paid by Borrower for such acquisition consists of shares of Borrower's common stock having an aggregate market value not exceeding $250,000,000, (d) the OnTrak Acquisition is the only Investment made by Borrower and its Subsidiaries under clause (ii)(B) of Subparagraph 5.02(e) of the Credit Agreement during the fiscal
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year in which the OnTrak Acquisition occurs, and (e) no Default or Event of
Default has occurred and is continuing at the time of such acquisition or will occur as a result of such acquisition.

     4.   Representations and Warranties.  Borrower hereby represents and
          ------------------------------
warrants to Agent and the Lenders that the following are true and correct on the date of this Amendment and that, after giving effect to the amendments set forth in paragraph 2 and the consents set forth in paragraph 3 above, the following
   -----------                               -----------
will be true and correct on the Effective Date (as defined below):

          (a) The representations and warranties of Borrower set forth in Paragraph 4.01 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects;

          (b)  No Default or Event of Default has occurred and is continuing;
     and

          (c)  Each of the Credit Documents is in full force and effect.

(Without limiting the scope of the term "Credit Documents," Borrower expressly acknowledges in making the representations and warranties set forth in this paragraph 4 that, on and after the date hereof, such term includes this Amendment.)

     5.   Effective Date.  The amendments effected by paragraph 2 above shall
          --------------
become effective on March 30, 1997 (the "Effective Date"), subject to receipt by Agent and the Lenders on or prior to the Effective Date of the following, each in form and substance satisfactory to Agent, the Required Lenders and their respective counsel:

          (a)  This Amendment duly executed by Borrower and the Required
     Lenders;

          (b) A favorable written opinion of Jan Kang, counsel to Borrower, as to such matters as Agent may reasonably request;

          (c) An amendment fee for each Lender that executes and delivers this Amendment to Agent on or prior to the

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     Effective Date in an amount equal to five hundredths of one percent (0.05%)
     of such Lender's Commitment on the Effective Date; and

          (d) Such other evidence as Agent or any Lender may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Amendment and the other Credit Documents.

     6.   Effect of this Amendment.  On and after the Effective Date, each
          ------------------------
reference in the Credit Agreement and the other Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as specifically amended above, (a) the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Lenders or Agent, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Document.

     7.   Miscellaneous.
          -------------

          (a)  Counterparts.  This Amendment may be executed in any number of
               ------------
     identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

          (b)  Headings.  Headings in this Amendment are for convenience of
               --------
     reference only and are not part of the substance hereof.

          (c)  Governing Law.  This Amendment shall be governed by and
               -------------
     construed in accordance with the laws of the State of California without reference to conflicts of law rules.

[The signature pages follow.]

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     IN WITNESS WHEREOF, Borrower, Agent and the Lenders executing this
Amendment have caused this Amendment to be executed as of the day and year first above written.


BORROWER:                              LAM RESEARCH CORPORATION


                                       By:___________________________
                                         Name:_______________________
                                         Title:______________________


AGENT:                                 ABN AMRO BANK, N.V., SAN FRANCISCO
                                        INTERNATIONAL BRANCH

                                       By:___________________________
                                         Name:_______________________
                                         Title:______________________

LENDERS:                               ABN AMRO BANK, N.V., SAN FRANCISCO
                                        INTERNATIONAL BRANCH

                                       By:___________________________
                                         Name:_______________________
                                         Title:______________________


                                       By:___________________________
                                         Name:_______________________
                                         Title:______________________



                                       BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION

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                                       By:___________________________
                                         Name:_______________________
                                         Title:______________________



                                       BANQUE NATIONALE DE PARIS,
                                         SAN FRANCISCO BRANCH


                                       By:___________________________
                                         Name:_______________________
                                         Title:______________________

                                       By:___________________________
                                         Name:_______________________
                                         Title:______________________


                                       COMERICA BANK-CALIFORNIA

                                       By:___________________________
                                         Name:_______________________
                                         Title:______________________


                                       WELLS FARGO BANK, N.A.


                                       By:___________________________
                                         Name:_______________________
                                         Title:______________________

                                       By:___________________________
                                         Name:_______________________
                                         Title:______________________

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                                       THE FIRST NATIONAL BANK OF BOSTON


                                       By:___________________________
                                         Name:_______________________
                                         Title:______________________


                                       UNION BANK OF CALIFORNIA, N.A.


                                       By:___________________________
                                         Name:_______________________
                                         Title:______________________


                                       THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                         SAN FRANCISCO AGENCY

                                       By:___________________________
                                         Name:_______________________
                                         Title:______________________

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